Federated Tax-Free Trust (“Fund”) Premier Shares Institutional Shares Portfolio of Money Market Obligations Trust

This Rule 497(e) filing is submitted for the sole purpose of submitting the XBRL Interactive Data File exhibits for the revised Risk/Return Summary of the above-named Fund and Classes. This Interactive Data File relates to, and incorporates by reference, the supplement to the Prospectuses for the Fund and Classes filed pursuant to Rule 497(e) on February 26, 2016, Accession No. 0001623632-16-002494.

The exhibits filed herewith do not constitute the complete publicly filed disclosure for the Fund and its Classes, and should be used in conjunction with the complete prospectuses for the Fund and its Classes, as revised.

Exhibit List for Interactive Data File Submissions.

EX-101.INS	INSTANCE
EX-101.SCH	SCHEMA
EX-101.CAL	CALCULATION LINKBASE
EX-101.DEF	DEFINITION LINKBASE
EX-101.LAB	LABEL LINKBASE
EX-101.PRE	PRESENTATION LINKBASE